RYDEX|SGI VARIABLE FUNDS

PROSPECTUS

December 1, 2010

Target Beta: Domestic Equity – Broad Market Fund

Inverse S&P 500 Strategy

Alternatives Funds

Alternative Strategies Allocation

Managed Futures Strategy

The U.S. Securities And Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this prospectus. any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARIES

(Includes Important Information About the Fund (if applicable), Fund Objective, Fees and Expenses, Principal Investment Strategies, Principal Risks, Performance Information, Investment Adviser, Portfolio Managers, Purchase & Sale Information, and Tax Information)

DOMESTIC EQUITY FUND

Inverse S&P 500 Strategy Fund	1

ALTERNATIVES FUNDS

Alternative Strategies Allocation Fund	5

Managed Futures Strategy Fund	11

PURCHASE AND SALE OF FUND SHARES	16

TAX INFORMATION	16

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS	16

FUND BENCHMARKS	31

MANAGEMENT OF THE FUNDS	31

SHAREHOLDER INFORMATION	33

PURCHASING AND REDEEMING SHARES	34

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	35

DIVIDENDS, DISTRIBUTIONS AND ADDITIONAL TAX INFORMATION	35

FINANCIAL HIGHLIGHTS	37

INDEX PUBLISHER INFORMATION	39

ADDITIONAL INFORMATION	40

ii

INVERSE S&P 500 STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND – The Inverse S&P 500 Strategy Fund is very different from most other mutual funds in that it seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.

Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a full trading day will be the sum of the series of daily inverse returns for each trading day during the relevant period, which will very likely differ from the inverse of the return of the Fund's underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for a period longer than a single trading day will not be the product of the return of the Fund's stated investment goal (e.g., -1x) and the cumulative performance of the underlying index.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. The Fund is not a complete investment program.

INVESTMENT OBJECTIVE – The Inverse S&P 500 Strategy Fund seeks to provide investments results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the "underlying index").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	0.82%
Total Annual Fund Operating Expenses	1.72%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$175	$542	$933	$2,030

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However,

PROSPECTUS

the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – Unlike a traditional index fund, the Inverse S&P 500 Strategy Fund's investment objective is to perform exactly opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index. The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis, and which generally represent large-capitalization companies with a capitalization range of $1.13 billion to $324 billion as of December 31, 2009. On a day-to-day basis, the Fund may hold U.S. Government securities or cash equivalents to collateralize its short sales and derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Inverse S&P 500 Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

ACTIVE TRADING RISK – Active trading, also called "high portfolio turnover," may result in higher brokerage costs or mark-up charges, which may negatively affect Fund performance and result in short-term capital gains, which have a negative tax effect. Large movements of assets into and out of the Fund due to active trading also may adversely affect the Fund's ability to achieve its investment objective.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2002)	17.71%	(quarter ended 06/30/2009)	-15.57%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
Inverse S&P 500 Strategy Fund	-27.55%	-1.36%	0.38%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.47%	0.42%	-0.95%

INVESTMENT ADVISER – Rydex Advisors II, LLC, which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PROSPECTUS

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of Rydex Advisors II, LLC. Mr. Byrum has been associated with Rydex Advisors II, LLC since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors II, LLC since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors II, LLC since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 16 of this prospectus.

ALTERNATIVE STRATEGIES ALLOCATION FUND

INVESTMENT OBJECTIVE – The Alternative Strategies Allocation Fund seeks to deliver a return that has a low correlation to the returns of traditional stock and bond asset classes as well as provide capital appreciation.

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	None
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	None
Acquired Fund Fees and Expenses	1.59%
Total Annual Fund Operating Expenses	1.59%

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$162	$502	$866	$1,889

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 149% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Fund, a "fund of funds," seeks to achieve its objective by investing principally in a diversified portfolio of affiliated and un-affiliated funds, including exchange-traded funds (the "underlying funds") and, to a limited extent, futures that represent alternative and non-traditional asset classes and/or strategies in an attempt to deliver performance with low correlation (i.e., little or no similarity) to traditional stock and bond asset classes and long-term positive returns. In managing the Fund, the Advisor will apply a proprietary asset allocation methodology that principally allocates assets among underlying funds that emphasize directly, or in combination with other investments, alternative or non-traditional asset classes or investment strategies (i.e., absolute return strategies, commodities, currency arbitrage, global macro, managed futures and real estate) according to the degree of risk associated with each underlying fund given the market conditions in existence at the time of allocation.

Descriptions of the primary alternative and non-traditional asset classes and strategies are as follows:

Market Neutral. Market neutral strategies typically seek to profit independently from stock market movements, while maintaining a low correlation to and mitigating the risks of the U.S. and international equity markets. The strategies will hold long securities that the managers believe are undervalued and take short positions in common stocks that the managers believe are overvalued.

PROSPECTUS

Long/Short Equity. Long/short equity strategies typically seek to profit from investing on both the long and short sides of equity market.

Merger Arbitrage. Merger arbitrage strategies typically invest simultaneously in long and short positions in both companies involved in a merger or acquisition. They typically invest in long positions in the stock of the company to be acquired and short the stocks of the acquiring company.

Commodities. Commodity strategies typically seek exposure to the performance of the commodities markets and/or exposure to a long-short investment strategy that is based on commodity trends.

Currency Arbitrage. Currency arbitrage strategies typically seek capital appreciation through investing in various arbitrage opportunities in currency markets.

Global Macro. Global macro strategies typically seek to profit from changes in currency, commodity, equity and fixed income prices and market volatility.

Fixed Income Arbitrage. Fixed income arbitrage strategies typically seek to profit from relationships between different fixed income securities or fixed income and equity securities, leveraging long and short positions in securities that are related mathematically or economically.

Managed Futures. Managed futures strategies seek to preserve capital through capturing opportunities in various futures markets. The managers typically invest in long positions in the futures that are showing strong upward momentum and short positions in the futures that are in a downward trend. These strategies often provide different exposures to many markets and thus offer low correlations with traditional stock and bond markets.

Real Estate. Real estate strategies typically seek to profit through the development of liquid portfolios of stocks that effectively represent the real estate segment of the market.

The Fund may invest in, and thus have indirect exposure to the risks of the underlying investments, including but not limited to, the following underlying investments. The underlying funds may include affiliated mutual funds, affiliated and unaffiliated exchange-traded funds, commodity pools, and other pooled investment vehicles. Please note that the Advisor may change the Fund's asset class allocation and/or strategy allocation, the underlying funds, or weightings without shareholder notice. The Fund may generally invest in each underlying fund without limitation in a manner consistent with the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

UNDERLYING INVESTMENTS:

Rydex|SGI Underlying Investments (Affiliated)

Rydex Variable Trust Multi-Hedge Strategies Fund

Rydex Variable Trust Commodities Strategy Fund

Rydex Series Funds Equity Market Neutral Fund

Rydex Variable Trust Long/Short Commodities Strategy Fund

Rydex Variable Trust Managed Futures Strategy Fund

Rydex Variable Trust Real Estate Fund

Rydex Variable Trust U.S. Long Short Momentum Fund

Rydex Variable Trust International Long Short Select Fund

CurrencyShares Australian Dollar Trust

CurrencyShares British Pound Sterling Trust

CurrencyShares Canadian Dollar Trust

CurrencyShares Euro Trust

CurrencyShares Japanese Yen Trust

CurrencyShares Mexican Peso Trust

CurrencyShares Russian Ruble Trust

CurrencyShares Swedish Krona Trust

CurrencyShares Swiss Franc Trust

Un-Affiliated Underlying Investments

PowerShares DB G10 Currency Harvest Fund

In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is not designed for active investors and is intended for long-term investors only.

The Fund may also invest in ETFs, other pooled investment vehicles, index swaps, futures contracts, and options on securities, futures contracts and indices to enable the Fund to pursue its investment objective efficiently in gaining or hedging exposure to various market factors or to better manage its risk and cash positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Alternative Strategies Allocation Fund and its investment in underlying funds are subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The Fund and certain of the underlying funds may invest in commodity-linked derivative instruments. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

CONFLICTS OF INTEREST RISK – The Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so when it allocates Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor may also be responsible for managing affiliated underlying funds.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Certain of the underlying funds' use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to an underlying fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's and certain of the underlying funds' indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund and certain of the underlying funds also may incur transaction costs in connection with an underlying fund's conversions between various currencies.

DEPOSITARY RECEIPT RISK – The Fund and certain of the underlying funds may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's or an underlying fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK – The Fund's and certain of the underlying funds' investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

PROSPECTUS

EMERGING MARKETS RISK – The Fund's investments may have exposure to emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor.

ENERGY SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

EXCHANGE-TRADED NOTES RISK – The value of an exchange-traded note (an "ETN") may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund's or an underlying fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund or an underlying fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK – An underlying fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, an underlying fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund and certain of the underlying funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, exchange-traded funds ("ETFs"), and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

FUND OF FUNDS RISK – By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds.

HIGH YIELD RISK – The Fund and certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities.

INITIAL PUBLIC OFFERING ("IPO") RISK – The Fund may invest a portion of its assets in securities of companies offering shares in IPOs, which may be more volatile than other securities. In addition, the effect of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. Because the prices of IPO shares frequently are volatile, the Fund may hold IPO shares for a very short period of time, which may result in increased portfolio turnover and increased transactions costs for the Fund. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing prices. The Fund's investment in IPO shares also may include the securities of unseasoned issuers, which present greater risks than the securities of more established issuers.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

LARGE-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund and certain of the underlying funds achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund or an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since certain of the underlying funds' investment strategies involve consistently applied leverage, the value of an underlying fund's, and thus the Fund's, shares will tend to increase or decrease more than the value of any increase or decrease in the underlying fund's underlying index.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund and certain of the underlying funds to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's and certain of the underlying funds' investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

PORTFOLIO TURNOVER RISK – Certain of the underlying funds' strategies may frequently involve buying and selling portfolio securities to rebalance the underlying fund's exposure to various market sectors. Higher portfolio turnover may result in the underlying fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REAL ESTATE SECTOR CONCENTRATION RISK – To the extent that certain of the underlying funds' investments are concentrated in issuers conducting business in the real estate sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of real estate companies also may fluctuate widely in response to such events.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK – The Fund and certain of the underlying funds are subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects.

TAX RISK – Certain of the underlying funds currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the affiliated underlying funds intend to restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income, but there is no guarantee they will be successful in doing so.

TRACKING ERROR RISK – The Advisor may not be able to cause certain underlying funds' performance to match or correlate to that of the underlying funds' respective benchmarks, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund's investments and

PROSPECTUS

those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund for the past year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 06/30/2009)	3.11%	(quarter ended 03/31/2009)	-4.72%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (5/1/2008)
Alternative Strategies Allocation Fund	0.85%	-11.12%
Barclay Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	5.42%

INVESTMENT ADVISER – Rydex Advisors II, LLC, which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of Rydex Advisors II, LLC. Mr. Byrum has been associated with Rydex Advisors II, LLC since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors II, LLC since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors II, LLC since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 16 of this prospectus.

MANAGED FUTURES STRATEGY FUND

INVESTMENT OBJECTIVE – The Managed Futures Strategy Fund seeks to provide investment results that match the performance of a benchmark for measuring trends in the commodity and financial futures markets. The Fund's current benchmark is the Standard & Poor's Diversified Trends Indicator® (the "benchmark" or the "S&P DTI").

FEES AND EXPENSES OF THE FUND – This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses since the "Fund Fees and Expenses" table and "Example" information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees of the Fund and Subsidiary	1.02%*
Distribution (12b-1) and Shareholder Service Fees	None
Other Expenses	1.18%**
Other Expenses of the Fund	1.15%
Other Expenses of the Subsidiary	0.03%
Total Annual Fund Operating Expenses	2.20%
Fee Waiver and/or Expense Reimbursement*	0.12%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.08%

*  The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Fund's Board of Trustees for such termination. In any event, this undertaking will continue through April 31, 2011.

**  The expenses shown are adjusted to reflect a reduced index licensing fee.

EXAMPLE – This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$211	$652	$1,119	$2,410

PORTFOLIO TURNOVER – The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES – The Managed Futures Strategy Fund will invest substantially all of its net assets in commodity, currency and financial-linked instruments whose performance is expected to correspond to that of the benchmark. The benchmark is a diversified composite of commodity and financial futures designed to provide exposure to both up and down major global market price trends. The current components of the benchmark consist of approximately 14 sectors with a total of 24 futures contracts, allocated 50% to financial futures, e.g., interest rates and currencies, and 50% to physical commodities, e.g., energy and

PROSPECTUS

metals. The contracts are positioned either long or short (except for the energy sector contracts, which cannot have a short position) based on their prices relative to their moving averages. The Fund will seek to gain exposure to the benchmark by investing in commodity, currency, and financial-linked structured notes, exchange-traded funds and other investment companies that provide exposure to the managed commodities and financial futures markets, and in commodity, currency, and financial-linked swap agreements, commodity options, futures and options on futures, and common stock. The Fund also intends to enter into short sales and invest in short positions of certain investments to track the benchmark. On certain occasions, the Fund may employ leveraging techniques to match the benchmark. On a day-to-day basis, the Fund may hold U.S. government securities, short-term, high quality fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its derivative positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund has adopted a fundamental investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry. To the extent the Fund's benchmark is concentrated in a particular industry the Fund will necessarily be concentrated in that industry.

The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

The Fund is not designed for active investors and is intended for long-term investors only.

PRINCIPAL RISKS – As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Managed Futures Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

COUNTERPARTY CREDIT RISK – Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK – The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK – The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK – The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

FIXED INCOME RISK – The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK – The Fund may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts, and exchange-traded funds, and structured notes, which that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY AND ENERGY SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy sector companies also may fluctuate widely in response to such events.

INDUSTRY AND PRECIOUS METALS SECTOR CONCENTRATION RISK – The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments. To the extent that the Fund's investments are concentrated in issuers conducting business in the precious metals sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of precious metals companies also may fluctuate widely in response to such events.

INVESTMENT IN INVESTMENT COMPANIES RISK – Investing in other investment companies, including exchange-traded funds, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK – The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK – Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

PROSPECTUS

LEVERAGING RISK – The Fund achieves leveraged exposure to the benchmark through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK – The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK – The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK – Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TAX RISK – The Fund currently gains most of its exposure to the commodities markets by investing in commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, but there is no guarantee it will be successful in doing so.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the benchmark, rounding of share prices, changes to the composition of the benchmark, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION – The following bar chart shows the performance of the shares of the Fund for the past year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

The performance information shown below is based on a calendar year.

Highest Quarter Return		Lowest Quarter Return
(quarter ended 09/30/2009)	1.50%	(quarter ended 03/31/2009)	-3.64%

AVERAGE ANNUAL TOTAL RETURN

(for periods ended December 31, 2009)

	Past 1 Year	Since Inception (11/7/2008)
Managed Futures Strategy Fund	-3.78%	-6.34%
S&P Diversified Trends Indicator® (reflects no deduction for fees, expenses or taxes)	-5.88%	-8.32%

INVESTMENT ADVISER – Rydex Advisors II, LLC., which operates under the name Security Global Investors, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS – The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

•  Michael P. Byrum, CFA, President and Chief Investment Officer of Rydex Advisors II, LLC. Mr. Byrum has been associated with Rydex Advisors II, LLC since it was founded in 1993.

•  Michael J. Dellapa, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors II, LLC since 2000.

•  Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors II, LLC since 2004.

For important information about purchase and sale of fund shares and tax information please turn to "Purchase and Sale of Fund Shares" and "Tax Information" on page 16 of this prospectus.

PROSPECTUS

PURCHASE AND SALE OF FUND SHARES

Shares of the Funds are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of a Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayment, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION

The tax consequences of your investment in a Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

Rydex Variable Trust (the "Trust") is a Delaware statutory trust offering a number of professionally managed investment portfolios ("funds") that are grouped into several categories according to each fund's investment strategy. This Prospectus describes shares of the following funds (each a "Fund" and together, the "Funds" or "Rydex|SGI Funds") which are grouped into the following categories:

DOMESTIC EQUITY FUND – Inverse S&P 500 Strategy Fund

ALTERNATIVES FUNDS – Alternative Strategies Allocation Fund and Managed Futures Strategy Fund

Shares of the Funds are available for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the variable insurance contract prospectus prepared by their insurance company. Information about any variable insurance contract fees is included in the variable insurance contract prospectus.

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

Inverse S&P 500 Strategy Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase during times when the value of the Fund's underlying index is decreasing. When the value of the Fund's underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

Managed Futures Strategy Fund. If the Fund meets its investment objective, the value of the Fund's shares will tend to increase on a daily basis by the percentage of any increase in the value of the Fund's benchmark. When the value of the Fund's benchmark declines, the value of the Fund's shares should also decrease on a daily basis by the percentage of the decrease in value of the benchmark.

INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve each Fund's investment objective. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

With the exception of the Alternative Strategies Allocation Fund, the Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments. The Alternative Strategies Allocation Fund may, but will not necessarily, invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy, if employed, could result in lower return and loss of market opportunity. Thus, when pursuing a temporary defensive strategy, the Alternative Strategies Allocation Fund may not achieve its investment objective.

The Inverse S&P 500 Strategy Fund's investment policy to invest at least 80% of its net assets in a particular type of investment or security is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

Inverse S&P 500 Strategy Fund and Managed Futures Strategy Fund. In managing the Funds, the Advisor uses a "passive" investment strategy to manage each Fund's portfolio, meaning that the Advisor does not attempt to select securities based on their individual potential to perform better than the market. The Advisor's primary objective for the Funds is to match or correlate with the performance of each Fund's underlying index or other benchmark as closely as possible. The Advisor uses quantitative analysis techniques to structure each Fund to obtain the highest correlation to its particular benchmark. The Advisor monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maximize liquidity.

For the Inverse S&P 500 Strategy Fund, the Advisor uses short selling techniques to produce returns that move inversely to the performance of the Fund's underlying index.

Managed Futures Strategy Fund. The Advisor develops and implements structured investment strategies designed to achieve the Fund's objective. The Advisor uses quantitative methods to construct a portfolio that seeks to correlate highly with the Fund's benchmark. Statistical techniques are then used to determine the optimal mix of assets for the Fund. The Advisor places particular emphasis on controlling risk relative to the Fund's benchmark in order to maintain consistency and predictability.

The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

Alternative Strategies Allocation Fund. The Fund attempts to achieve returns with low correlation to the returns of traditional stock and bond asset classes and generate capital appreciation by investing the Fund's assets in underlying funds comprised of alternative and non-traditional asset classes or investment strategies such as, but not limited to, absolute return, currency arbitrage, commodities, global macro, managed futures, and real estate. The Fund may also invest in exchange-traded notes and individual securities to complement its investment in the underlying funds or to better manage cash positions.

In seeking to achieve returns with low correlation to the returns of traditional stock and bond asset classes and to provide capital appreciation, the Advisor uses a quantitative investment methodology with input from current market data to efficiently allocate the Fund's assets across the underlying funds (the "optimization process"). The goal of the optimization process is to create the best portfolio, given historical correlations and risks, to achieve the Fund's stated objective. The process applies dynamic constraints that seek to diversify the risks across the underlying funds and avoid a concentration of risk from a single underlying fund's specific risk. The Advisor administers the optimization process on a regular basis in order to rebalance the composition of the underlying funds and adjust underlying fund weights.

The underlying funds will be periodically evaluated on their continued ability to deliver strong performance. To maintain the investment integrity of the Fund, alternate underlying funds may be added to obtain exposure to new alternative and non-traditional asset classes or investment strategies, to replace underperforming underlying funds, or to enhance returns.

From time to time, the portfolio managers may also evaluate the possibility of adding additional alternative and non-traditional asset class categories. A new asset class would be added if the fund managers determine that it will help the Fund meet its investment objective.

INVESTMENT IN THE SUBSIDIARY – The Managed Futures Strategy Fund may invest in its Subsidiary. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements that apply to the Fund. For more information about applicable federal tax requirements, please see "Dividends, Distributions and Additional Tax Information."

It is expected that the Subsidiary will invest in commodity futures, option and swap contracts, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940 ("1940 Act"), and other investments intended to serve as margin or collateral for the Subsidiary's derivative positions.

PROSPECTUS

The Advisor will consider whether it is more advantageous for the Fund to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in the Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of the Fund's investment in the Subsidiary will vary based on the Advisor's use of different commodity-linked financial instruments, with the increasing use of commodity-linked notes typically resulting in decreased investment in the Subsidiary and the increasing use of futures, swaps, or options on futures typically resulting in increased investment in the Subsidiary. To the extent the Subsidiary invests in commodity-linked derivative instruments, it will comply with the same asset coverage requirements that are applicable to the Fund's transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions and will follow the same compliance policies and procedures as the Fund.

With respect to the Managed Futures Strategy Fund's investment in its Subsidiary, please refer to "Investment Policies, Techniques, and Risk Factors" in the Fund's SAI for more information about the operation and management of the Fund's Subsidiary.

IMPORTANT INFORMATION REGARDING FUNDS THAT SEEK LEVERAGED AND INVERSE INVESTMENT RESULTS

The Inverse S&P 500 Strategy Fund seeks to provide investment results that match or correlate to the opposite of the performance of a specific benchmark on a daily basis.

As discussed in the Inverse S&P 500 Strategy Fund's summary section, the Fund's performance is subject to the effects of compounding and leverage, which are discussed in more detail below.

UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on a fund will generally cause the fund's performance to not match the performance of the index underlying the fund's benchmark over a period of time greater than one day. As a result, the use of leverage could cause the performance of a fund to be less than or greater than the performance of the index underlying the fund's benchmark multiplied by the amount of leverage employed, before accounting for fees and expenses. The following simple examples provide an illustration:

Example A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

Example B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. The next day, if the index decreases 10%, the value of your shares in Fund B would be expected to decrease $24 (20% of $120) to $96.

Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B).

The examples demonstrate that over time, the cumulative percentage increase or decrease in the net asset value of a fund may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the index underlying a fund's benchmark due to the compounding effect of losses and gains on the returns of the fund. It is also expected that a fund's use of consistently applied leverage will cause the fund to underperform the compounded return of twice its benchmark in a trendless or flat market.

The following graphs further illustrate the impact of leverage on fund performance in comparison to the performance of the fund's underlying index in three different markets. Each of the three graphs shows a simulated hypothetical of the one-year performance of an index compared with the performance of a fund that perfectly achieves its investment objective of exactly twice (200%) the daily index returns.

In order to isolate the impact of leverage, the hypothetical graphs assume: (i) no tracking error (see "Tracking Error Risk" under "Descriptions of Principal Risks"); (ii) no dividends paid by the companies included in the underlying index; (iii) no expenses; and (iv) borrowing and/or lending rates (required to obtain leverage) of zero percent. If tracking error, fund expenses, and borrowing and lending rates of greater than zero percent were included in the graphs, the fund's performance would be lower than that shown below. Each of the graphs also assumes an index volatility of 20%. An index's volatility is a statistical measure of the magnitude of the fluctuations in the returns of an index. The S&P 500® Index's index volatility may be more or less significant at any given time. The average of the most recent five-year historical volatility of the S&P 500® Index is 16.05%. The hypothetical graphs are meant to demonstrate the effects of leverage only and are in no way indicative of the actual performance of the Fund.

PROSPECTUS

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to all Funds. Please consult the Fund Summary sections to determine which risks are applicable to a particular Fund.

ACTIVE TRADING RISK – A significant portion of the Fund's assets may come from investors who take part in certain strategic and tactical asset allocation programs. These programs often recommend frequent trading of Fund shares to take advantage of anticipated changes in market conditions. Therefore, the Advisor anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. High portfolio turnover may result in the Fund paying higher levels of transaction costs. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK – The Fund's, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds', exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Because the value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable, the value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying index or benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

INDEX-LINKED AND COMMODITY-LINKED "STRUCTURED" SECURITIES – The Fund, or in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, invest in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures and options contracts, or the performance of commodity indices, such as the S&P DTI. These are "commodity-linked" or "index-linked" securities. They are sometimes referred to as "structured securities" because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the Fund or an underlying fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.

The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund or an underlying fund may receive more or less principal than it originally invested. The Fund or an underlying fund might receive interest payments that are more or less than the stated coupon interest payments.

STRUCTURED NOTE RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, intend to invest in commodity, currency and financial-linked structured notes to a significant extent. Commodity-linked structured notes provide exposure, which may include long and/or short exposure, to the investment returns of "real assets" (i.e., assets that have tangible properties such as oil, gold and silver) that trade in the commodities markets without investing directly in physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. Currency and financial-linked structured notes provide exposure to the investment returns of currencies and financial instruments. The fees associated with a structured note, which are embedded in the price of the structured note paid by the Fund or an underlying fund, may lead to increased tracking error. In addition, a highly liquid secondary market may not exist for the structured notes, and there can be no assurance that one will develop. However, on April 10, 2006, Rydex received a private letter ruling from the IRS that concluded that commodity-linked structured notes will produce qualifying income for a regulated investment company under the Internal Revenue Code of 1986, as amended. Consequently, the Advisor believes that other mutual funds will continue to increase their investment in commodity-linked structured notes leading to the creation and maintenance of a more liquid secondary market.

CONFLICTS OF INTEREST RISK – In managing the Fund, the Advisor will have the authority to select and substitute underlying funds. The Advisor is subject to conflicts of interest in doing so and in allocating Fund assets among the various underlying funds, both because the fees payable to it by some underlying funds may be higher than the fees payable by other underlying funds and because the Advisor is also responsible for managing each of the affiliated underlying funds. The Advisor is legally obligated to disregard the fees payable by underlying funds when making investment decisions. The Trustees and officers of the Fund are also Trustees and officers of the affiliated underlying funds and thus may have conflicting interests in fulfilling their fiduciary duties to both the Fund and the affiliated underlying funds.

COUNTERPARTY CREDIT RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments may include, but are not limited to, total return, index, interest rate, credit default swap agreements, and structured notes. The Fund and certain of the underlying funds will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund and affiliated underlying funds will not enter into any agreement with a counterparty unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements, structured notes and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Fund or an underlying fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund and certain of the underlying funds may enter into swap agreements with a limited number of counterparties, and the Managed Futures Strategy Fund may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund's exposure to counterparty credit risk. Swap agreements and structured notes also may be considered to be illiquid.

To the extent the Fund's financial instrument counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties or borrowers affecting that economic sector.

CREDIT DEFAULT SWAP RISK – In the case of the Alternative Strategies Allocation Fund, certain of the underlying funds may each enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The underlying fund may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a "Credit Event") or the seller of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation through either physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the underlying fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the underlying fund's credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.

CURRENCY RISK – The Fund's, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds', indirect and direct exposure to foreign currencies subjects the Fund to the risk that those

PROSPECTUS

currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund and certain of the underlying funds may incur transaction costs in connection with conversions between various currencies. The Fund and certain of the underlying funds may, but are not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

DEPOSITARY RECEIPT RISK – In the case of the Alternative Strategies Allocation Fund, certain of the underlying funds may hold the securities of non-U.S. companies in the form of American Depositary Receipts or ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. An underlying fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and which carry all of the rights of common shares, including voting rights. The underlying securities of the ADRs in an underlying fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the underlying fund. Investments in the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

DERIVATIVES RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may invest a percentage of their assets in derivatives, such as futures and options contracts, to pursue their investment objectives. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund, or in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund and affiliated underlying funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

FUTURES CONTRACTS – Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

OPTIONS – The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of the option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund or an underlying fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund or an underlying fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund or an underlying fund.

The risks associated with the Fund's or an underlying fund's use of futures and options contracts include:

•  The Fund or an underlying fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

•  There may be an imperfect correlation between the changes in market value of the securities held by the Fund or an underlying fund and the prices of futures and options on futures.

•  Although the Fund or an underlying fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund or an underlying fund may be unable to close out its futures contracts at a time which is advantageous.

•  Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

•  Because option premiums paid or received by the Fund or an underlying fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK – The normal close of trading of securities listed on NASDAQ and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

EMERGING MARKETS RISK – Certain of the underlying funds may invest in emerging markets. Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor's®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Advisor, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk with respect to certain of the underlying funds' investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

EXCHANGE-TRADED NOTES ("ETN") RISK – ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exists. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day's index factor). ETNs are also subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may invest in fixed income securities or related instruments. The market value of fixed

PROSPECTUS

income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the Managed Futures Strategy Fund having to reinvest the proceeds in lower or higher coupon securities, respectively. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

FOREIGN ISSUER EXPOSURE RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, and structured notes, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund or an underlying fund.

FUND OF FUNDS RISK – The Fund is subject to fund of funds risk. By investing in the underlying funds indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the underlying funds. In order to minimize these expenses, the Fund intends to invest in the class of shares of each underlying fund with the lowest shareholder fees and net fund operating expenses.

In addition, an underlying fund may buy the same securities that another underlying fund sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Also, the Fund investor may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Fund's transactions in shares of the underlying funds. In addition, certain of the underlying funds may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. Because the Fund invests most of its assets in underlying Rydex|SGI Funds, the Fund's investment performance is directly related to the performance of those underlying funds. The performance of those underlying funds, in turn, depends upon the performance of the securities in which they invest.

HIGH YIELD RISK – Certain of the underlying funds may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"). High yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of the Fund or certain underlying funds to sell these securities (liquidity risk).These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. If the issuer of a security is in default with respect to interest or principal payments, the underlying fund may lose its entire investment.

INDUSTRY CONCENTRATION RISK – The Fund may concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. Market conditions, interest rates, and economic regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

INITIAL PUBLIC OFFERING ("IPO") RISK – Certain of the underlying funds may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may be more volatile than other securities, and may have a magnified performance impact on funds with small asset bases. The impact of IPOs on an underlying fund's performance likely will decrease as the underlying fund's asset size increases, which could reduce the underlying fund's, and thus the Fund's, total returns. IPOs may not be consistently available to an underlying fund for investing, particularly as the underlying fund's asset base grows. Because IPO shares frequently are volatile in price, the underlying funds may hold IPO shares for a very short period of time. This may increase the turnover of the underlying fund's portfolio and may lead to increased expenses for the underlying fund, such as commissions and transaction costs. By selling IPO shares, certain of the underlying funds may realize taxable gains they will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the underlying funds to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The underlying funds' investments in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INVESTMENT IN INVESTMENT COMPANIES RISK – The Fund may purchase shares of investment companies, such as exchange-traded funds ("ETFs"), unit investment trusts, and closed-end investment companies to gain exposure to a particular portion of the market or when such investments present a more cost efficient alternative to investing directly in securities. The Alternative Strategies Allocation Fund, in particular, will regularly invest in other investment companies, including the underlying funds, some of which may also invest in investment companies, and ETFs. When the Fund invests in an investment company, including affiliated underlying funds, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. For example, if an underlying fund sells the same securities another underlying fund is purchasing, an investor in the Alternative Strategies Allocation Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Similarly, an investor in the Alternative Strategies Allocation Fund may receive taxable gains as a result of the underlying funds' portfolio transactions in addition to the taxable gains attributable to the Alternative Strategies Allocation Fund's transactions in shares of the underlying funds. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the net asset value of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Fund and certain of the underlying funds may invest in investment companies, such as the Managed Futures Strategy Fund's Subsidiary, as discussed below, or other pooled investment vehicles that are not registered pursuant to the Investment Company Act of 1940 and therefore, not subject to the regulatory scheme of the Investment Company Act of 1940.

PROSPECTUS

EXCHANGE-TRADED FUND ("ETF") RISK – The Alternative Strategies Allocation Fund and Managed Futures Strategy Fund may invest to a significant extent in shares of ETFs to gain exposure to its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE, AMEX, or NASDAQ), large blocks of shares of ETFs are redeemable at net asset value. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the net asset value of the ETF's underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the "spread," will also vary for an ETF depending on the ETF's trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF's shares trading at a premium or a discount to NAV. The Fund, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the Investment Company Act of 1940. Such exchange-traded investment funds may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

INVESTMENT IN THE SUBSIDIARY RISK – The Managed Futures Strategy Fund may invest in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary is not registered under the Investment Company Act of 1940 and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund's Board has oversight responsibility for the investment activities of the Fund, including its investments in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiary, the Advisor will be subject to the same fundamental investment restrictions that apply to the management of the Fund in managing the Subsidiary's portfolio. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the Fund.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay a Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

INVESTMENT TECHNIQUE RISK – The Fund may use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques also may expose the Fund to risks different from or possibly greater than the risks associated with investing directly in high yield debt securities, the securities underlying the Fund's derivative investments, including: 1) the risk that an instrument is temporarily mispriced; 2) credit or performance risk on the amount the Fund expects to receive from a counterparty; 3) the risk that security prices, interest rates and currency markets will move adversely and the Fund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; and 5) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust the Fund's position in a particular instrument when desired.

LARGE-CAPITALIZATION SECURITIES RISK – In the case of the Alternative Strategies Allocation Fund, certain of the underlying funds are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Conversely, the Inverse S&P 500 Strategy Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, achieve leveraged exposure to their respective benchmarks or underlying indices through the use of derivative instruments. The more the Fund and, in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund's shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities or other investments. The Fund and certain of the underlying funds will engage in transactions and purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause the Fund or an underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund or an underlying fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund or an underlying fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund's or an underlying fund's investment income, resulting in greater losses. The value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its underlying index due to the fact that the Fund's investment strategies involve consistently applied leverage. Leverage will also have the effect of magnifying tracking error.

LIQUIDITY RISK – In certain circumstances, it may be difficult for the Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund or an underlying fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund's or an underlying fund's portfolio, the ability of the Fund or an underlying fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see "Calculating NAV."

MARKET RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities or commodities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund's or an underlying fund's investments may decline in value due to factors affecting securities or commodities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which the Fund or an underlying fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of the Fund's or an underlying fund's securities and other financial instruments may fluctuate drastically from day to day. Because of its link to the markets, an investment in the Alternative Strategies Allocation Fund and Managed Futures Strategy Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

PROSPECTUS

MID-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. Medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK – To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK – The Fund's strategy, or in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds' strategies, may frequently involve buying and selling portfolio securities to rebalance the Fund's or an underlying fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund or an underlying fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SECTOR CONCENTRATION RISK – The Sector Concentration Risk applicable to each Fund is as follows:

ENERGY SECTOR CONCENTRATION RISK – The risk that the securities of, or financial instruments tied to the performance of, issuers in the energy sector and energy sector commodities that the Managed Futures Strategy Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, purchase will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund's or underlying funds' investments are concentrated in issuers conducting business in the energy sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies and energy sector commodities may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

PRECIOUS METALS SECTOR CONCENTRATION RISK – The risk that the relatively few securities of, or financial instruments tied to the performance of, issuers in the mining industry that the Managed Futures Strategy Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, purchase will underperform the market as a whole. To the extent that the Managed Futures Strategy Fund's or an underlying fund's investments are concentrated in issuers conducting business in the precious metals sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals and securities of precious metals companies may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

REAL ESTATE SECTOR CONCENTRATION RISK – For the Alternative Strategies Allocation Fund, the risk that the securities of real estate companies that certain of the underlying funds purchase will underperform the market as a whole. To the extent that the Fund's or underlying funds' investments are concentrated in real estate companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting real estate companies. Investments in real estate companies may also subject the Fund or underlying fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, in a small geographic area, or a single type of property. These factors may increase the volatility of the Fund's or underlying funds' investments in REITs.

SHORT SALES RISK – Short sales are transactions in which the Fund or in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, sell a security they do not own. To complete the transaction, the Fund or an underlying fund must borrow the security to make delivery to the buyer. The Fund or underlying fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund or underlying fund. If the underlying security goes down in price between the time the Fund or underlying fund sells the security and buys it back, the Fund or underlying fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund or underlying fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund or underlying fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund or underlying fund must pay to the lender of the security. The Fund or underlying fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's or an underlying fund's needs for immediate cash or other liquidity. The Fund's or an underlying fund's investment performance may also suffer if the Fund or underlying fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund or underlying fund to deliver the securities the Fund or underlying fund borrowed at the commencement of the short sale and the Fund or underlying fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund or underlying fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's or an underlying fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund or an underlying fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund or underlying fund on the investment of the cash generated by the short sale. When the Fund or an underlying fund sells short an equity security that pays a dividend, the Fund or underlying fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund or the underlying fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's or an underlying fund's unrealized gain or reduces the Fund's or an underlying fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund or an underlying fund is obligated to pay is greater than the interest earned by the Fund or an underlying fund on investments, the performance of the Fund or an underlying fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund or an underlying fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL-CAPITALIZATION SECURITIES RISK – In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends. Small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

STATUS AS A REGULATED INVESTMENT COMPANY RISK – The Fund may realize gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies. The Secretary of the Treasury is authorized to issue regulations that might cause the Fund, as a result of its realization of such foreign currency gains, to fail to qualify as a regulated investment company. As of the date of this Prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that

PROSPECTUS

such regulations may be issued in the future. Please see the Statement of Additional Information under "Special Considerations Applicable to the Funds" for additional discussion of this issue.

TAX RISK – As noted under "Commodity-Linked Derivative Investment Risk" above, the Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, currently gain most of their exposure to the commodities markets by investing in commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked derivative instruments in which the Fund and certain of the underlying funds invest will not be considered qualifying income after September 30, 2006. The Fund and affiliated underlying funds will therefore restrict their income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of their gross income.

The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the affiliated underlying funds, have received a private letter ruling from the IRS that concludes that certain commodities-linked notes held by the Fund and certain of the affiliated underlying funds will produce qualifying income for purposes of the regulated investment company qualification tests. The Advisor believes it can continue to successfully operate the Fund and affiliated underlying funds in a manner consistent with the Fund's and affiliated underlying funds current investment objective by investing in these commodities-linked structured notes. See "Dividends, Distributions and Additional Tax Information" for more information.

In addition, the Managed Futures Strategy Fund's investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund has received a private letter ruling from the IRS that concludes that income from the Fund's investment in the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended. Please see "Dividends, Distributions and Additional Tax Information" for more information.

TRACKING ERROR RISK – The Advisor may not be able to cause the Fund's performance to match or correlate that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

In addition, because the Inverse S&P 500 Strategy Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK – The Fund, and in the case of the Alternative Strategies Allocation Fund, certain of the underlying funds, typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial AverageSM, may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund or an underlying fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund or an underlying fund prices its shares may limit the Fund's or an underlying fund's ability to use leverage and may prevent the Fund or an underlying fund from achieving its investment objective. In such an event, the Fund or an underlying fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

FUND BENCHMARKS

The Inverse S&P 500 Strategy Fund and the Managed Futures Strategy Fund seek to provide investment results that match or correlate to the performance of a specific benchmark. Additional information about the Managed Futures Strategy Fund's benchmark is set forth below.

STANDARD & POOR'S DIVERSIFIED TRENDS INDICATOR® ("S&P DTI") – The S&P DTI is a diversified composite of commodity and financial futures designed to provide exposure to major global market trends. The S&P DTI is constructed using a rules-based strategy that targets particular risk and return characteristics of an asset class or segment of the market. The S&P DTI does not intend to passively represent the commodities markets. Instead, the S&P DTI follows a quantitative methodology to track the prices of a diversified portfolio of 24 futures contracts ("components"). The components are grouped into sectors that are designed to reflect and track (price) trends while maintaining low volatility. The exposure of the components is divided equally (50%/50%) between tangible commodities and financials in order to increase the internal non-correlation among the components, which generally helps to mitigate the risk, and to increase the liquidity of an investment in the components of the S&P DTI. Commodity sector weights are based on generally known world production levels. Weightings of the financial sectors are based on, but not directly proportional to, gross domestic product (GDP). Components of each sector are chosen based on fundamental characteristics and liquidity. The methodology of the S&P DTI is designed with a focus on capturing both up and down price trends. Systematic rules are employed to establish a "long" or "short" component position. Sectors are rebalanced monthly; components are rebalanced annually.

More detailed information about the Managed Futures Strategy Fund's benchmark can be found in the SAI under "Descriptions of the Benchmarks."

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

Rydex Advisors, II, LLC (the "Advisor"), which operates under the name Security Global Investors, is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI Funds since each Rydex|SGI Fund's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to investment advisory agreements between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2009, based on the average daily net assets for each Fund, as set forth below:

FUND	ADVISORY FEE
INVERSE S&P 500 STRATEGY FUND	0.90%
ALTERNATIVE STRATEGIES ALLOCATION FUND	0.00%
MANAGED FUTURES STRATEGY FUND	0.90%

As part of its agreement with the Trust, the Advisor will pay all expenses of the Alternative Strategies Allocation Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, acquired fund fees and expenses, and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses and extraordinary expenses.

In addition, the Advisor has contractually agreed to waive the management fee it receives from the Managed Futures Strategy Fund in an amount equal to the management fee paid to the Advisor by the Fund's Subsidiary as discussed in more detail under "Management of the Subsidiary." The Advisor bears all of its own costs

PROSPECTUS

associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor.

The Advisor or its affiliates may make payments from its own resources to insurance companies, broker-dealers, and other financial institutions, including to the Advisor's parent company, Security Benefit Corporation, and its affiliates, in connection with services provided to the Funds.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the December 31, 2009 Annual Report to Shareholders, which covers the period January 1, 2009 to December 31, 2009.

MANAGEMENT OF THE SUBSIDIARY

As with the Managed Futures Strategy Fund, the Advisor is responsible for the selection of the Subsidiary's investments and the administration of the Subsidiary's investment program pursuant to a separate investment advisory agreement between the Advisor and the Subsidiary. Under the advisory agreement, the Advisor provides the Subsidiary with the same type of management, under the same terms, as are provided to the Fund. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund.

The Subsidiary will pay the Advisor a fee at an annualized rate, based on the average daily net assets of the Subsidiary's portfolio, as follows:

SUBSIDIARY	ADVISORY FEE
MANAGED FUTURES STRATEGY FUND CFC	0.90%

As stated above, the Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Fund's Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor obtains the prior approval of the Fund's Board of Trustees for such termination. The rate of the management fee paid directly or indirectly by the Fund is calculated by aggregating the fees paid to the Advisor by the Fund (after waivers) and the Subsidiary, and may not increase without the prior approval of the Board and a majority of the Fund's shareholders. The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund's assets. Therefore, it is expected that the Fund's investment in the Subsidiary will not result in the Fund paying duplicative fees for similar services provided to the Fund and the Subsidiary. Please see the SAI for more information about the organization and management of the Subsidiary.

PORTFOLIO MANAGEMENT

The Funds are managed by a team of investments professionals, and on a day-to-day basis, the three individuals listed below are jointly and primarily responsible for the management of all of the Funds, with the exception of the Equity Market Neutral Fund.

Michael P. Byrum, CFA, President and Chief Investment Officer ("CIO") of PADCO Advisors II, Inc. – As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of all of the Rydex|SGI Funds, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with Rydex Advisors II, LLC since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Advisors II, LLC in 2004 and has served as CIO of Rydex Advisors II, LLC since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100®, Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100® Strategy Funds, and helped to create the Sector Funds. He was named Vice President of Portfolio for Rydex Advisors II, LLC in 1998, and Executive Vice President in 2000. Prior to joining Rydex Advisors II, LLC, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Michael J. Dellapa, CFA, CAIA, Portfolio Manager – Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of all of the Rydex|SGI Funds. In particular, Mr. Dellapa focuses on the management of the Alternatives Funds, including the Multi-Hedge Strategies Fund. Mr. Dellapa joined Rydex Advisors II, LLC in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000® 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Portfolio Manager. Prior to joining Rydex Advisors II, LLC, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

Ryan A. Harder, CFA, Portfolio Manager – Mr. Harder is involved in the management of all of the Rydex|SGI Funds, but focuses particularly on the management of the Domestic Equity, Domestic Equity-Style, International Equity, Fixed Income, and Alternatives Funds. Mr. Harder joined Rydex Advisors II, LLC in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds. Prior to joining Rydex Advisors II, LLC, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

SHAREHOLDER INFORMATION

CALCULATING NET ASSET VALUE

The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day as of the regularly scheduled close of normal trading on the NYSE (currently, 4:00 p.m., Eastern Time). Each insurance company may have different rules about the timing and processing of transaction orders. For more information about your insurance company's transaction order processing rules, you should contact your insurance company directly.

If the NYSE closes early — such as on days in advance of holidays generally observed by the NYSE — the Funds may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI.

In calculating NAV, the Inverse S&P 500 Strategy Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Fund thinks that they are unreliable, the Fund prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The Fund may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV. The Alternative Strategies Allocation Fund generally values shares of the underlying funds at their NAV and other investments at market prices. The Managed Futures Strategy Fund will regularly value its investments in structured notes at fair value and other investments at market prices.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

PROSPECTUS

The Managed Futures Strategy Fund may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current NAV every Business Day. The value of the Subsidiary's shares will fluctuate with the value of the Subsidiary's portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures described above.

To receive the current Business Day's NAV, variable life and variable annuity account investors should consult their variable life insurance product prospectus.

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

Owners of variable annuity and insurance contracts that invest in the Funds should refer to the variable insurance contract prospectus for a description of fees and expenses, as the "Fund Fees and Expenses" table and "Example" information included in each Fund's summary section do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. If this information were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHORT DIVIDEND EXPENSE – "Short Dividend Expense" occurs because the Managed Futures Strategy Fund short-sells equity securities to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, any such dividend on a security sold short generally has the effect of reducing the market value of the shorted security – thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. "Short Dividend Expense" is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund.

TOTAL OTHER EXPENSES – For the Managed Futures Strategy Fund, "Total Other Expenses" includes index licensing fees, transfer agent fees, custodial fees, and accounting and legal expenses that the Fund and the Subsidiary pay, as indicated. A portion of the index licensing fee is embedded in the purchase price of certain structured notes in which the Fund may invest and is not reflected in "Total Other Expenses." Thus, the amount of index license fees paid directly by the Fund, or paid indirectly as an embedded fee within the structured notes, will vary depending on how much of the Fund's assets are invested in structured notes.

ACQUIRED FUND FEES AND EXPENSES – As a shareholder in certain funds (the "Acquired Funds"), the Alternative Strategies Allocation Fund and will indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. "Acquired Fund Fees and Expenses" are based upon (i) the approximate allocation of the Fund's assets among the Acquired Funds and the (ii) net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year. "Acquired Fund Fees and Expenses" will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund's assets, and may be higher or lower than those shown.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Ordinarily, investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Federal Reserve Bank or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the Funds reserve the right to advance the time on that day NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received.

Shares of each Fund are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex|SGI may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

FREQUENT TRADING POLICY. Because the Inverse S&P 500 Strategy Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transaction fees, the Fund's Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Fund come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

Unlike most other Rydex|SGI Funds, the Alternative Strategies Allocation Fund and Managed Futures Strategy Fund are not suitable for purchase by active investors. Each Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Funds' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. Because the Funds are sold primarily, directly and indirectly, through variable annuity and variable life insurance products, the Funds expect that all shares of the Funds will be owned, directly and indirectly, on an omnibus level by various insurance companies sponsoring such products on behalf of contract owners. As a result, the Funds' ability to prevent frequent trading of the Funds will be solely dependent on the ability and willingness of the various insurance companies to assist in its prevention. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.

DIVIDENDS, DISTRIBUTIONS, AND ADDITIONAL TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes applicable to your investment.

PROSPECTUS

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The total returns do not reflect fees and charges imposed at the separate account level. The information provided below for the years ended December 31, 2009 and 2008 has been audited by Ernst & Young LLP, whose report, along with the financial statements and related notes, appear in the Funds' 2009 Annual Reports. The information provided below for periods prior to the year ended December 31, 2008 was audited by a predecessor independent registered public accounting firm. The 2009 Annual Reports are available upon request and without charge by calling 1-800-820-0888. The 2009 Annual Reports are incorporated by reference in the SAI.

Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Other Capital Items
Inverse S&P 500 Strategy Fund
December 31, 2009	$58.44	$(.84)	$(15.26)	$(16.10)	$—	$—	$—	$—
December 31, 2008	42.21	(.07)	16.17	16.10	(.36)	—	(.36)	.49	▲
December 31, 2007†††	43.90	1.35	(1.00)	.35	(2.04)	—	(2.04)	—
December 31, 2006†††	51.50	1.70	(5.60)	(3.90)	(3.70)	—	(3.70)	—
December 31, 2005†††	51.90	.80	(1.20)	(.40)	—	—	—	—

			RATIO TO AVERAGE NET ASSETS:
Year Ended	NET ASSET VALUE, END OF PERIOD	Total Investment Return††	Total Expenses	Net Expenses	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Inverse S&P 500 Strategy Fund
December 31, 2009	$42.34	(27.55)%	1.72%	1.72%	1.72%	(1.57)%	—	$22,964
December 31, 2008	58.44	39.25%	1.67%	1.67%	1.67%	(0.14)%	—	23,877
December 31, 2007†††	42.21	0.83%	1.63%	1.63%	1.63%	3.04%	—	21,581
December 31, 2006†††	43.90	(7.50)%	1.63%	1.63%	1.63%	3.29%	—	19,025
December 31, 2005†††	51.50	(0.77)%	1.70%	1.70%	1.70%	1.46%	—	32,505

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

  †††  Per share amounts for the period:
December 31, 2004—December 31, 2006 have been restated to reflect a 1:10 reverse stock split effective April 23, 2007—Inverse S&P 500 Strategy Fund.

  ▲  Excluding the Capital Contribution, the Fund's total return would have been 38.09%.

PROSPECTUS

Year Ended	NET ASSET VALUE, BEGINNING OF PERIOD	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income		Distributions from Net Realized Gains		Total Distributions	NET ASSET VALUE, END OF PERIOD
Alternative Strategies Allocation Fund
December 31, 2009	$19.92	$.07	$.10	$.17	$—		$—		$—	$20.09
December 31, 2008*	25.00	.38	(5.02)	(4.64)	(.39	)▲	(.05	)▲	(.44)	19.92
Managed Futures Strategy Fund
December 31, 2009■	24.10	(.49)	(.42)	(.91)	—		—		—	23.19
December 31, 2008*	25.00	(.08)	(.82)	(.90)	—		—		—	24.10

		RATIO TO AVERAGE NET ASSETS:
Year Ended	Total Investment Return††	Total Expenses		Net Expenses		Operating Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate	Net Assets, End of Period (000's omitted)
Alternative Strategies Allocation Fund
December 31, 2009	0.85%	0.00%		0.00%		0.00%		0.38%		149%	$5,121
December 31, 2008*	(18.55)%	0.00	%**	0.00	%**	0.00	%**	2.47	%**	33%	3,138
Managed Futures Strategy Fund
December 31, 2009■	(3.78)%	2.32%		2.20%		2.20%		(2.08)%		—	28,633
December 31, 2008*	(3.60)%	2.21	%**	2.21	%**	2.21	%**	(2.09	)%**	—	6,413

  *  Since the commencement of operations:
May 1, 2008—Alternative Strategies Allocation Fund;
November 7, 2008—Managed Futures Strategy Fund.

  **  Annualized

  †  Calculated using the average daily shares outstanding for the period.

  ††  Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

     Operating expenses exclude short dividends expense.

  ■  Consolidated.

  ▲  For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

INDEX PUBLISHER INFORMATION

STANDARD & POOR'S

The Inverse S&P 500 Strategy and Managed Futures Strategy Funds (the "Rydex|SGI S&P Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") or Alpha Financial Technologies, Inc. ("AFT"), the owner of the S&P DTI. S&P and AFT make no representation, condition, warranty, express or implied, to the owners of the Rydex|SGI S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex|SGI S&P Funds particularly or the ability of the S&P 500® Index and S&P DTI (the "S&P Indices") to track general stock market performance or provide a basis for superior investment performance. S&P's and AFT's only relationship to Rydex|SGI Investments ("Licensee") is the licensing of certain of their trademarks and of the S&P Indices which are determined, composed and calculated by S&P without regard to Licensee or the Rydex|SGI S&P Funds. S&P and AFT have no obligation to take the needs of Licensee or the owners of the Rydex|SGI S&P Funds into consideration in determining, composing or calculating the S&P Indices. S&P and AFT are not responsible for and have not participated in the determination of the prices and amount of the Rydex|SGI S&P Funds or the timing of the issuance or sale of the Rydex|SGI S&P Funds or in the determination or calculation of the equation by which the Rydex|SGI S&P Funds are to be converted into cash. S&P and AFT have no obligation or liability in connection with the administration, marketing, or trading of the Rydex|SGI S&P Funds.

S&P and AFT do not guarantee the accuracy and/or the completeness of the S&P Indices or any data included therein and S&P and AFT shall have no liability for any errors, omissions, or interruptions therein. S&P and AFT make no warranty or condition, express or implied, as to results to be obtained by Licensee, owners of the Rydex|SGI S&P Funds, or any other person or entity from the use of the S&P Indices or any data included therein. S&P and AFT make no express or implied warranties or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P or AFT have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P Indices or any data included therein, even if notified of the possibility of such damages.

"Standard & Poor's®," S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

More information about the Index Publisher is located in the SAI.

PROSPECTUS

ADDITIONAL INFORMATION

Additional and more detailed information about the Funds is included in the SAI dated May 1, 2010. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090).You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by e-mailing the SEC at the following address: publicinfo@sec.gov.

Additional information about the Funds' investments is available in the Annual and Semi-Annual Reports. Also, in the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Because shares of the Funds are available primarily for variable annuity and variable life insurance products, the Trust does not provide its SAI and shareholder reports on its web site. You may obtain a copy of the SAI or the Annual or Semi-Annual Reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Funds' SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Funds or PADCO Advisors II, Inc. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.

The Trust's SEC registration number is 811-08821.

9601 BLACKWELL ROAD, SUITE 500

ROCKVILLE, MARYLAND 20850

800.820.0888 WWW.RYDEX-SGI.COM

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